Major Events In The Period And Events After The Period	12 Months Ended
Dec. 31, 2020
Disclosure Of Major Events In The Period And Events After The Period [Abstract]
Major Events In The Period And Events After The Period
2.	MAJOR EVENTS IN THE PERIOD AND EVENTS AFTER THE PERIOD

2.1	Termination of RESOLVE IT and the development program of elafibranor in NASH

In May 2020, the Company announced the results from the interim analysis of the RESOLVE-IT Phase 3 trial in adult patients with NASH. Elafibranor did not meet the predefined primary efficacy endpoint of NASH resolution without worsening of fibrosis, nor the secondary endpoints in the ITT population of 1,070 patients.

For the primary efficacy endpoint, the response rate in the 717 patients enrolled on the study drug was 19.2% for patients who received elafibranor 120mg compared to 14.7% for patients in the placebo arm, which was not statistically significant (N.S.). On the fibrosis key secondary endpoint, 24.5% of patients who received elafibranor 120mg achieved fibrosis improvement of at least one stage compared to 22.4% in the placebo arm (N.S.).

While the topline results do not support an application for accelerated approval of elafibranor by the FDA under Subpart H or conditional approval by the European Medicines Agency (“EMA”), the Company announced, also in May 2020, its intention to review in detail the full dataset and conduct additional analyses in order to understand why the placebo response rate was higher than what was expected before making a decision regarding continuation of the RESOLVE-IT trial.

On July 22, 2020, following the detailed review of the full RESOLVE-IT interim efficacy dataset, the Company determined that the investment needed to continue the trial was not justified, as it was unlikely to provide results that would be sufficient to support elafibranor for registration in NASH in the United States and Europe. The Company made an informed decision to prematurely terminate the study due to lack of efficacy but not due to safety concerns and announced that it would engage with the RESOLVE-IT investigators to expedite the trial termination process.

Following this decision, some of the studies that had been put on hold since the inception of the COVID-19 pandemic have not resumed. These decisions are unrelated to the COVID-19 pandemic nor to any concern with the safety of the Company’s drug candidate.

More specifically, the Phase 1 trials of the development program of elafibranor in NASH have been terminated early as sufficient data was available for the research goals, the only exception being the bioequivalence section of the bioequivalence and food interaction study, which has continued.

The Phase 2 trials of this program have also been terminated early, including the PK/PD trial in pediatric NASH and the hepatic lipid composition trial.

As such, the termination process of the RESOLVE-IT study, and more broadly, the termination of the development program of elafibranor in NASH, as analyzed under IAS37 and detailed hereafter, have had very significant impacts on the results of the 2020 period and will continue to impact those of the 2021 period (contracts). Besides, the termination of this development program has led the company to define a new strategy in September 2020 and to implement a series of financial measures, most significant of which are reduction in force plan, rationalization of building occupancy and renegotiation of the Company’s convertible bonds, which are discussed below.

Impact on subcontracting costs

The termination of the development program of elafibranor in NASH and the closing of the RESOLVE-IT study in particular involve external costs notably due to regulatory activities, expenses related to final patient visits, site closures, clinical data recording, finalizing the Clinical Study Report, updating the Trial Master File, and invoking a supply contract termination clause, etc.

Overall, the amount of contracting costs recognized in 2020 for the termination is €9.7 million, with a further €8 to 10 million estimated to be recognized in 2021.

The Company has completed an analysis of these costs to be incurred in 2021 (see estimate above) under IAS 37 and reached the following conclusion:

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If the RESOLVE-IT study had not been initiated, Genfit would have needed to complete similar work (preparation of a drug safety file for elafibranor) to the work that will be completed in 2021 as part of the closing of the RESOLVE-IT study and bear the related costs for the needs of elafibranor in the PBC project (ELATIVE).

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Therefore, and after detailed review, these costs can be tied to elafibranor in the PBC project, which, insofar as Genfit intends to complete it, may not be designated as onerous contract under IAS 37, and therefore were not provisioned in the 2020 accounts.

In keeping with this analysis, administrative fees and fees for the destruction of drug tablets were provisioned for €378 (see Note 15 “Provisions”) as they cannot be linked to the elafibranor program in PBC.

Impact on scientific equipment leased and owned

The Group has analyzed the impact of the closing of RESOLVE-IT and its decision to reorganize its activities on its scientific equipment. An inventory of the equipment that may be sold, kept as a spare, or disposed of, was completed.

Leased equipment

As the Group received the agreement of the lessor to purchase this equipment as well as an offer for its sale, an impairment loss of €503 has been recognized in 2020 in order to account for the estimated loss in comparison to the net book value of the rights of use of the asset.

Owned equipment

As the Group received an offer for the sale of some of this equipment, an impairment loss of €363 has been recognized in 2020 in order to account for the estimated loss in comparison to the net book value.

For the impact on the fixed assets, which included analyzing which equipment will continue to be used and which equipment will be disposed of or sold, we have identified an impairment loss of € 866 Please see Note.8 “Property, Plant and Equipment”.

Premises

Part of the premises that we rent is no longer in use (offices in Paris and some laboratories at our headquarters in Loos); As part of the review under IAS 36, and since neither use nor sublease was under consideration in the near future, an impairment loss of the right of use €1,275 has been recognized (see Note 8 “Property, Plant and Equipment”). This amount includes an impairment loss for fixtures, fittings and improvements of €93.

Event after the reporting period related to leased premises: on March 29, 2021, we signed a negotiated agreement for early termination of our commercial lease for part of the office space we lease in Paris.  This agreement took effect on March 31, 2021, and in 2021, the lease liability will be adjusted.

Reorganization and reduction in force

At June 30, 2020 the Group had 203 employees on our sites based in Lille and Paris (France) and Cambridge (Massachusetts, USA). Following the disappointing results of the RESOLVE-IT trial, the Company has initiated a reorganization and reduction in force plan (plan de sauvegarde de l’emploi or “PSE”) in France, subject to the information and consultation procedure with the Economic and Social Committee of the Company, and reached an agreement with the representative Union, which was approved by the DIRECCTE in November 2020.

In total for the Group, this reorganization results in reducing the number of employees to a headcount of 130 employees as of December 31, 2020, with most departures taking place on December 28, 2020.

The costs related to this PSE are estimated at €1,850 and were the object of provisions (for support measures such as return-to-work bonuses, trainings, business start-up assistance and other such costs) and accruals (for notice periods, severance pay, and compensation for voluntary departure) in the 2020 accounts. They will be disbursed starting in January 2021 (see Notes 19.1 “Employee Expenses” and 15 “Provisions”).

2.2	Renegotiation of the convertible bond debt (OCEANEs)

OCEANEs buyback and amendments of terms

On November 23, 2020, GENFIT presented to all OCEANE bondholders its renegotiation offer involving two interdependent facets:

•	A partial buyback of the outstanding OCEANEs for a maximum amount of 3,048,780 OCEANEs at €16.40 per bond; and
•	An amendment of the terms of the remaining OCEANEs allowing to extend their maturity (by 3 years) and increase the conversion ratio (to 5.5 common shares per bond).

The objectives of this renegotiation were:

•	Liquidity preservation for GENFIT’s operational functionality;
•	Reduction of the nominal amount of financial debt to be redeemed;
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Deferment of the remaining debt maturity date in line with the next milestones in GENFIT’s priority programs (Phase 3 development program of elafibranor in PBC and development of an IVD test in NASH based on NIS4 technology for diagnosis).

Within the context of this offer, GENFIT announced on December 7, 2020 that it had signed a bond repurchase agreements with OCEANEs holders to buyback a total of 2,895,260 OCEANEs (representing 47.6% of the outstanding OCEANEs and €85.7 million in nominal amount), for a total repurchase price of €47.48 million. The settlement of the OCEANEs partial buyback remained entirely contingent on the approval of the new terms of the OCEANEs by GENFIT shareholders and bondholders at meetings held in January 2021.

At December 31, 2020, GENFIT continues to categorize the debt component of the OCEANE under “Non-current loans and borrowings” corresponding to the contingent buyback commitment since GENFIT is under no obligation to payout the OCEANE within twelve months after the closing date.

The fees related to this renegotiation (financial advising, counsel fees, meeting costs, etc) are estimated at €2,400 of which €745 were incurred in 2020 and recognized in 2020. The other fees incurred in January 2021 will be recognized in the 2021 period.

Events after the reporting period, not affecting the financial statements closed at December 31, 2020

For the purposes of this part of the Note 2.2, amounts are provided in millions, or thousands of euros, as indicated, except for numbers of shares, per shares amounts and share capital.

Both the Shareholders’ and Bondholders’ Meetings took place on January 25, 2021, and approved the bond renegotiation offer described above.

Following the shareholders’ and bondholders’ decisions, GENFIT completed the partial buyback of 2,895,260 OCEANEs at a price of €16.40 (including accrued interest of €0.30) for a total buyback cost of €47.48 million. The settlement operations occurred on January 29, 2021. The repurchased OCEANEs were then cancelled by GENFIT.

For the non-cancelled, renegotiated OCEANEs (i.e. 3,185,821 remaining OCEANEs), the maturity was extended to October 16, 2025 and the conversion ratio changed from 1 OCEANE for 1 share to 1 OCEANE for 5.5 shares. The nominal amount and the payout value of the remaining OCEANEs remains unchanged at €29.60 per bond.

This renegotiation operation of the OCEANE will be recognized in the 2021 consolidated accounts, as will be the derecognition of the full initial OCEANE as of January 25, 2021 against a payment of €47.48 million and the issuance at its fair value of 3,185,821 new amended OCEANEs.

As the conversion option for the new OCEANEs (2025 maturity) fits the definition of an equity instrument under IAS 32 (Financial Instruments: Presentation), the components of this new OCEANE (debt vs. equity) will be recognized separately on January 25, 2021, in accordance with the accounting rules and methods presented in Note 4.15 “Loans and Borrowings”. The fair value of a new amended OCEANE and its debt component have been estimated at January 25, 2021 respectively at €27.80 and €24.12. The difference between these two values results in the value of the conversion option that will be recognized in equity, i.e. €3.68 per OCEANE.

On the basis of fair values (of the OCEANE and its debt component) as explained above, a reduction of the amortized cost of the financial debt (OCEANE) of €94.8 million is expected at January 25, 2021 (removal of the initial debt of €171.6 million and recognition of the new debt of €76.8 million) in return for:

•	An increase in equity of €11.7 million before deferred taxes (corresponding to the recognition of the value of the conversion option of the amended OCEANE);
•	The payment of €47.5 million for the OCEANEs partial buyback; and
•	The recognition of financial gain (buyback bonus) of €35.6 million before tax.

Following the implementation of the partial buyback operation and the approval of the amendment of the terms of the OCEANEs, 552,238 of the new OCEANEs were subject to a request for share conversion at the end of January 2021. On February 4, 2021, given these conversion requests, a capital increase of €759,327.25 has been recognized, corresponding to the creation of 3,037,309 new shares. This conversion of 552,238 new OCEANEs will result in a reduction in financial debt for the Group of €13.32 million.

Following the implementation of the partial buyback operation and the approval of the amendment of the terms of the OCEANEs, 483,330 of the new OCEANEs were subject to a request for share conversion at the end of February 2021. On March 12, 2021, given these conversion requests, a capital increase of €664,578.75 has been recognized, corresponding to the creation of 2,658,312 new shares. This conversion of 483,330 new OCEANEs will result in a reduction in financial debt for the Group of €11.66 million.

Following the implementation of the partial buyback operation and the approval of the amendment of the terms of the OCEANEs, 216,591 of the new OCEANEs were subject to a request for share conversion at the end of March 2021. On April 13, 2021, given these conversion requests, a capital increase of €297,812.50 has been recognized, corresponding to the creation of 1,191,250 new shares. This conversion of 216,591 new OCEANEs will result in a reduction in financial debt for the Group of €5.22 million.

2.3	Signature of a second license agreement with Labcorp in September 2020

In September 2020, the Company has announced a new exclusive license agreement with Labcorp to allow them to develop and commercialize an LDT (Laboratory Diagnostic Test) powered by NIS4™ technology for use in routine clinical diagnostic testing in the United States and Canada.

The main provisions of the contract include a transfer of technology and a right to use of its intellectual property.

Within the scope of the contract, the Company has received or may receive:

-	An initial payment at the first anniversary date of the contract;
-	Payments depending on the achievement of certain milestones; and
-	Royalties on the sales.

2.4	COVID-19

Major events in the period

A new coronavirus strain, COVID-19, was identified in Wuhan, China in December 2019. Since then, the COVID-19 coronavirus has spread to several countries, including countries where the Company is headquartered, countries in which the Company has clinical trials in progress, countries where it plans to conduct clinical trials and countries in which major subcontractors for carrying out its clinical trials and the production units of the active ingredient suppliers and therapeutic units of elafibranor, its most advanced drug candidate, are located.

The most significant impact of this unprecedented spread of COVID-19 has affected the Phase 3 clinical trial in PBC (ELATIVETM) and the deployment of the NIS4TM technology in NASH diagnostics:

•	Delay in launching Phase 3 in PBC, with the first patient recruitment in late 2020 instead of early 2020;
•	Likely impact on the recruitment speed for this Phase 3 trial, since a reinforced protocol has been established in order to protect patients and healthcare professionals;
•	Likely impact on the deployment speed of NIS4TM technology by our partner Labcorp/Covance, in the field of clinical research due to the potential delays in the relevant clinical trials.

Even though the COVID-19 pandemic has evolved rapidly, the plans of the Company were adjusted accordingly and the Company did not experience supply disruptions for its current or upcoming clinical trials.

All support activities related to the continuation of current studies or the inception of the planned new studies have been maintained in order to minimize potential delays when the COVID-19 pandemic crisis subsides.

2.5	Phase 3 trial evaluating elafibranor in PBC

In September 2020, the Company announced the completion of the first patient first visit in the ELATIVE Phase 3 trial in patients with PBC. Appropriate measures have been implemented, including virtual appointments, biological evaluations performed by local laboratories and delivery of the drug candidate to the patients’ home, to ensure the safety of participants in the study. As of the date of the approval of the financials statements , enrolment is continuing, and new clinical research centers have been opened. We estimate that the recruitment period will span over 18 months instead of the 12 months that were expected before the COVID-19 pandemic.